Condensed Consolidated Balance Sheets (Parenthetical) - USD ($) $ in Thousands	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Condensed Consolidated Balance Sheets
Allowance for trade accounts receivable	$ 180	$ 180	$ 290
Common stock, Par value per share	$ 0.0001	$ 0.0001	$ 0.0001
Common stock, Shares authorized	300,000,000	300,000,000	7,708,163
Common stock, Shares issued	12,926,296	11,956,823	5,292,384
Common stock, Shares outstanding	12,926,296	11,956,823	5,292,384